UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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THE GEO GROUP, INC.

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heading 6;Your Vote Counts! THE GEO GROUP, INC. 2026 Annual Meeting Vote by 11:59 P.M. EDT on April 27, 2026 for shares held directly or by a broker or nominee or by 11:59 P.M. EDT on April 23, 2026 for shares held in The GEO Group, Inc. 401(k) Plan THE GEO GROUP, INC. 4955 TECHNOLOGY WAY BOCA RATON, FLORIDA 33431 V87952-P47273 You invested in THE GEO GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 28, 2026. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 14, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 28, 2026 10:00 A.M. EDT Virtually at: www.virtualshareholdermeeting.com/GEO2026 *Please check the meeting materials for any special requirements for meeting attendance.

heading 2;Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Board Recommends Voting Items 1. Election of Directors Nominees: 1a. Thomas C. Bartzokis For 1b. Jack Brewer For 1c. Donna Arduin Kauranen For 1d. Scott M. Kernan For 1e. Lindsay L. Koren For 1f. Julie Myers Wood For 1g. George C. Zoley For 2. To ratify the appointment of Grant Thornton LLP as the Company’s indepevndent registered public accountants for the 2026 fiscal year. For 3. Advisory vote to approve named executive officer compensation. For